UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2007
AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
70 Pine Street
New York, New York 10270

(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1: UNDERWRITING AGREEMENT
EX-4.1: FIFTH SUPPLEMENTAL INDENTURE
EX-5.1: OPINION OF SULLIVAN & CROMWELL LLP
EX-8.1: TAX OPINION OF SULLIVAN & CROMWELL LLP
EX-99.1: REPLACEMENT CAPITAL COVENANT

Item 8.01 Other Events.
On December 18, 2007, American International Group, Inc. (“AIG”) closed the sale of $1,100,000,000 of AIG’s 7.70% Series A-5 Junior Subordinated Debentures (the “Series A-5 Junior Subordinated Debentures”).
The following documents relating to the sale of the Series A-5 Junior Subordinated Debentures are filed as exhibits to this Current Report on Form 8-K:
•	Underwriting Agreement, dated December 11, 2007, between AIG and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC as representatives of the several underwriters named therein;

•	Fifth Supplemental Indenture, dated December 18, 2007, between AIG and The Bank of New York, as Trustee;

•	Form of Series A-5 Junior Subordinated Debenture;

•	Opinion of Sullivan & Cromwell LLP, dated December 18, 2007, as to the validity of the Series A-5 Junior Subordinated Debentures;

•	Tax Opinion of Sullivan & Cromwell LLP, dated December 18, 2007; and

•	Replacement Capital Covenant, dated December 18, 2007.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
1.1	Underwriting Agreement, dated December 11, 2007, between AIG and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein.

4.1	Fifth Supplemental Indenture, dated December 18, 2007, between AIG and The Bank of New York, as Trustee.

4.2	Form of Series A-5 Junior Subordinated Debenture (included in Exhibit 4.1).

5.1	Opinion of Sullivan & Cromwell LLP, dated December 18, 2007, as to the validity of the Series A-5 Junior Subordinated Debentures.

8.1	Tax Opinion of Sullivan & Cromwell LLP, dated December 18, 2007.

99.1	Replacement Capital Covenant, dated December 18, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: December 18, 2007	By:	/s/ Kathleen E. Shannon

		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 11, 2007, between AIG and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein.

4.1	Fifth Supplemental Indenture, dated December 18, 2007, between AIG and The Bank of New York, as Trustee.

4.2	Form of Series A-5 Junior Subordinated Debenture (included in Exhibit 4.1).

5.1	Opinion of Sullivan & Cromwell LLP, dated December 18, 2007, as to the validity of the Series A-5 Junior Subordinated Debentures.

8.1	Tax Opinion of Sullivan & Cromwell LLP, dated December 18, 2007.

99.1	Replacement Capital Covenant, dated as of December 18, 2007.